                                                                    EXHIBIT 99.1

                   Kimco Realty Corporation and Subsidiaries
               Computation of Ratio of Earnings to Fixed Charges
                   For the three months ended March 31, 2006



Pretax earnings from continuing operations before adjustment for
  minority interests or income loss from equity investees                                               $ 63,192,548


Add:
   Interest on indebtedness (excluding capitalized interest)                                              39,918,322
   Amortization of debt related expenses                                                                     843,812
   Portion of rents representative of the
     interest factor                                                                                       1,631,086
                                                                                                ---------------------
                                                                                                         105,585,768

Distributed income from equity investees                                                                  30,549,550
                                                                                                ---------------------

       Pretax earnings from continuing operations, as adjusted                                         $ 136,135,318
                                                                                                =====================


Fixed charges -
   Interest on indebtedness (including capitalized interest)                                            $ 44,438,532
   Amortization of debt related expenses                                                                     472,873
   Portion of rents representative of the
     interest factor                                                                                       1,631,086
                                                                                                ---------------------

        Fixed charges                                                                                   $ 46,542,491
                                                                                                =====================

Ratio of earnings to fixed charges                                                                               2.9
                                                                                                =====================

                                                                    EXHIBIT 99.1

                   Kimco Realty Corporation and Subsidiaries
           Computation of Ratio of Earnings to Combined Fixed Charges
                          and Preferred Stock Dividends
                   For the three months ended March 31, 2006



Pretax earnings from continuing operations before adjustment for
  minority interests or income loss from equity investees                                               $ 63,192,548


Add:
   Interest on indebtedness (excluding capitalized interest)                                              39,918,322
   Amortization of debt related expenses                                                                     843,812
   Portion of rents representative of the
     interest factor                                                                                       1,631,086
                                                                                               ---------------------
                                                                                                         105,585,768

Distributed income from equity investees                                                                  30,549,550
                                                                                                ---------------------

       Pretax earnings from continuing operations, as adjusted                                         $ 136,135,318
                                                                                                =====================


Combined fixed charges and preferred stock dividends -
   Interest on indebtedness (including capitalized interest)                                            $ 44,438,532
   Preferred dividend factor                                                                               3,008,961
   Amortization of debt related expenses                                                                     472,873
   Portion of rents representative of the
     interest factor                                                                                       1,631,086
                                                                                                ---------------------

        Combined fixed charges and preferred stock dividends                                            $ 49,551,452
                                                                                                =====================

Ratio of Earnings to Combined Fixed Charges
   and Preferred Stock Dividends                                                                                 2.7
                                                                                                =====================